EXHIBIT 32.01

                  WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

The undersigned, the Chief Executive Officer of New Frontier Media, Inc., a Colorado company (the "Company"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q of the Company for the fiscal quarter ended September 30, 2007, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                        /s/ Michael Weiner
                                                        Michael Weiner
                                                        Chief Executive Officer

November 9, 2007